Exhibit 10.6

R. Michael Stunden

2490 W. 2nd Ave., Suite 404

Vancouver, BC, Canada V6K 1J6

604-7356-5777

mstunden@shaw.ca

September 7, 2005

Project Romania Inc.

2490 W. 2nd Ave., Suite 404

Vancouver, BC, Canada V6K 1J6

To Whom It May Concern:

I refer to my financing commitment letter dated April 20, 2005, wherein I agree to advance and loan up to USD 50,000 to Project Romania Inc., a Nevada corporation (the "Company"), on an as needed basis and as requested, to finance the business operations and expenses of the Company and its operating subsidiary Galaxy Telnet SRL, a Romanian company (“Galaxy Telnet”), during the twelve-month period ending April 19, 2005. I hereby agree to advance and loan up to a further USD 25,000 to the Company, on an as needed basis and as requested, to finance the business operations and expenses of the Company and its operating subsidiary Galaxy Telnet, for the approximately five-month period extending from April 20, 2006 to September 19, 2006.

/s/ R. Michael Stunden

R. MICHAEL STUNDEN